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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 23 to Registration Statement No. 2-78738 of Sun Life of Canada (U.S.) Variable Account C on Form N-4 of our report dated February 10, 2000 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account C, and to the use of our report dated February 10, 2000 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the incorporation by reference of our report dated February 10, 2000, appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1999, which includes explanatory paragraphs relating to the use of statutory accounting practices which differ from generally accepted accounting principles.

We also consent to the reference to us under the heading "Condensed Financial Information -- Accumulation Unit Values" appearing in the Prospectus which is part of such Registration Statement, and under the heading "Accountants" in such Statement of Additional Information.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 20, 2000